EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Asiya Pearls, Inc. (the “Company”) on Form 10-K for the year ending November 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shabbir Shaikh, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Shabbir Shaikh

Shabbir Shaikh
Principal Executive Officer and Principal Financial Officer

Date: December 8, 2014